SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              QUANTA SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

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         (2)    Aggregate number of securities to which transaction applies:

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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)    Proposed maximum aggregate value of transaction:

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         (5)    Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

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         (2)    Form, Schedule or Registration Statement No.:

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         (3)    Filing Party:

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         (4)    Date Filed:

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

                                EXPLANATORY NOTE

                  Quanta Services, Inc., a Delaware corporation ("Quanta Services"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on April 23, 2002 in connection with the solicitation of proxies for electing the board of directors of Quanta Services at the 2002 annual meeting of Quanta Services' stockholders.

                                       ###





April 23, 2002

Dear Quanta Stockholder:

Aquila is trying to take control of Quanta without offering you anything. Don't
                                           -----------------------------
let them get Quanta for nothing. PLEASE SIGN AND SEND IN THE ENCLOSED WHITE PROXY CARD IMMEDIATELY.

                QUANTA CONTINUES TO OUTPERFORM ITS PEERS AND HAS
                         EXCELLENT LONG-TERM PROSPECTS.

IN 2001, QUANTA GENERATED:
        >> Record revenues, concluding a three-year period of revenue growth that outpaced its peers; (1)
        >> Industry leading profitability with higher EBIT and EBITDA margins than its peers; (2)
        >> EPS growth above its peers, concluding a three-year period of EPS growth surpassing that of its peers; (3) and >> Record cash flow from operations. (4)

                    AQUILA'S PERFORMANCE SHOULD BE QUESTIONED

HERE ARE THE FACTS:
        >> On April 19, 2002, Aquila announced that it expects its first quarter earnings to fall 54% from 2001 levels.
        >> Aquila shares lost 19% of their value in 2001 and have further declined 9% through April 19, 2002;
        >> Aquila recently was downgraded by Fitch rating service to BBB-, just above junk bond status; and
        >> Aquila is engaged in a dispute with Chubb over their agreement to collateralize $570 million worth of surety bonds.

YOUR VOTE FOR QUANTA'S DIRECTOR NOMINEES AT OUR MAY 23RD ANNUAL MEETING IS CRITICAL TO QUANTA AND THE VALUE OF YOUR INVESTMENT. We urge you to DISCARD any materials you receive from Aquila including their Gold proxy card.

Because Aquila controls 34% of the voting power of Quanta's stock and the election of directors depends only upon the number of votes cast, (5) to elect Quanta's nominees ALL QUANTA STOCKHOLDERS MUST STEP FORWARD AND PARTICIPATE. If you have any questions about this process, you can call MacKenzie Partners, Inc., our proxy solicitor, toll free at 800-322-2885, or us. We hope that we will be able to count on your support.

Very truly yours,

By: /s/ Vincent D. Foster                            By: /s/ John R. Colson
Vincent D. Foster                           John R. Colson
Chairman                                    Chief Executive Officer

                                      (See important information on the reverse)

IMPORTANT INFORMATION

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the company's reports filed under the Securities Exchange Act of 1934, as amended.


--------
1 Quanta's revenue compound annual growth rate (CAGR) from 1998 to 2001 was 85%, compared to the revenue CAGR from 1998 to 2001 of 14% for Arguss, 17% for Dycom and 5% for MasTec.

2 Quanta's EBIT margin was 11% in 2001, compared to 2001 EBIT margin of 5% for Arguss, 9% for Dycom and 6% for MasTec. Quanta's EBITDA margin was 15% in 2001, compared to 2001 EBITDA margin of 10% for Arguss, 14% for Dycom and 11% for MasTec.

3 Quanta's EPS CAGR from 1998 to 2001 was 29%, compared to the EPS CAGR from 1998 to 2001 of -14% for Dycom and 1% for MasTec. (The EPS CAGR for Arguss during the relevant time period is not available.)

4 Quanta's cash flow from operations reached a record $210 million in 2001.

5 The calculation of Aquila's
voting power with respect to Quanta set forth herein gives effect to the shares held in Quanta's Stock Employee Compensation Trust, the issuance of which is being challenged by Aquila.

                                      ###

                                SERIAL OFFENDERS?


   [PICTURE AND CAPTION                  [PICTURE AND CAPTION
   OF RICHARD C. GREEN JR.                 ROBERT K. GREEN
             CHAIRMAN]                     PRESIDENT AND CEO]


               UNDER THE GREEN BROTHERS' LEADERSHIP, AQUILA INC.,
                      FORMERLY UTILICORP, HAS A LEGACY OF
                  PROMOTING THEIR OWN INTERESTS AT THE EXPENSE
                        OF MINORITY SHAREHOLDERS' RIGHTS.

        >> April 1999: Aquila squeezes out the minority in its controlled subsidiary, Aquila Gas Pipeline (AGP) at a lowball price and over the objections of a special committee of AGP directors. (1)
          SELL TO SHAREHOLDERS AT $15.00 AND BUY BACK AT $8.32 (2) (-45%)
                   RESULT: STEEP LOSSES FOR MINORITY INVESTORS

        >> January 2002: Without bothering to install independent directors to approve the transaction, Aquila squeezes out minority stockholders in its highest growth subsidiary to take advantage of a weak market. Aquila, including both of the Green brothers, was sued by minority investors. (3)
        SELL TO SHAREHOLDERS AT $24.00 AND BUY BACK AT $18.21 (4) (-24%)
                   RESULT: STEEP LOSSES FOR MINORITY INVESTORS

                   DON'T LET THE GREEN BROTHERS STRIKE AGAIN.
                             YOUR VOTE IS IMPORTANT.

                    DON'T LET AQUILA STEAL QUANTA TO BENEFIT
                   THEMSELVES WITHOUT OFFERING YOU ANYTHING.

                Vote the enclosed WHITE proxy card in support of
                          Quanta's Board of Directors.

                                      (See important information on the reverse)

IMPORTANT INFORMATION

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the company's reports filed under the Securities Exchange Act of 1934, as amended.


--------
1 See Schedule 14D-9 filed by Aquila Gas Pipeline Corporation with the SEC on April 22, 1999. See also, for example, Amended Class Action Complaint: In re Aquila Gas Pipeline Corporation Shareholders Litigation (filed in the Delaware Chancery Court on April 16, 1999), which lawsuit was subsequently dismissed.

2 Adjusted for dividends paid between the offering date and the squeeze-out date.

3 See Consolidated Amended Class Action Complaint: Francine Pluck v. Aquila, Inc., et al.; Joyce Sorsik v. Robert K. Green, et al.; Charles Zimmer v. Richard
C. Green, Jr., et al. (filed in the Delaware Chancery Court on December 5,
2001). The plaintiffs' preliminary injunction was denied. The plaintiffs' litigation and appraisal proceedings are ongoing.

4 Shareholders of the subsidiary received Aquila (then named UtiliCorp) common stock in exchange for their shares. The purchase price of $18.21 per share represents the closing price of Aquila (then named UtiliCorp) stock on the date of the squeeze-out multiplied by 0.6896, the exchange ratio applicable to the transaction.

                                      ###

                            AQUILA'S STOCK PRICE HAS
                           DROPPED 39% OVER THE LAST
                                   11 MONTHS.

             [LINE GRAPH DEPICTING DECLINE IN AQUILA'S STOCK PRICE FROM
                         MAY 21, 2001 TO APRIL 19, 2002]

                  ON APRIL 19, AQUILA'S STOCK PRICE DROPPED 8%.

        >> WHY? They surprised Wall Street by reporting that first quarter earnings would decline year-over-year by 54%.
                                                       ---

        >> THEIR REASONS? A delayed acquisition they had hoped would have added 10(cent) to earnings per share; the issuance of 31.4 million additional shares, which diluted the stock value; and lower energy prices and lower volatility levels.

    WITH A SERIOUS EARNINGS MISS LIKE THIS, AQUILA'S CONFLICTING COMMENTS ON CONSOLIDATING QUANTA'S EARNINGS SEEM MORE DISINGENUOUS THAN EVER. QUANTA
 REPRESENTED HALF OF AQUILA'S PROJECTED 2001 EARNINGS GROWTH IN THEIR FORECAST
                         OUTLINED ONLY TWO MONTHS AGO.


                        AND THEY WANT TO CONTROL QUANTA?

                      DON'T LET THEM. VOTE THE WHITE CARD.

                                      (See important information on the reverse)

IMPORTANT INFORMATION

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the company's reports filed under the Securities Exchange Act of 1934, as amended.